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                                                                      EXHIBIT 23




                       Consent of Independent Auditors


We consent to the incorporation by reference and the inclusion herein in this Annual Report (Form 10-K) of The Liberty Corporation of our report dated February 9, 1996, included in the 1995 Annual Report to Shareholders of The Liberty Corporation and included in Form 10-K in Exhibit 13.

Our audits also included the financial statement schedules of The Liberty Corporation listed in Item 14(a). These schedules are the responsibility of the Company's management. Our responsibility is to express an opinion based on our audits. In our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

We also consent to the incorporation by reference in Post-Effective Amendment No. 5 to the Registration Statement (form S-8 No. 2-53890) pertaining to the Company's Stock Option Plan, in the Registration Statement (Form S-8 No. 33-34314) pertaining to the 1983 Performance Incentive Compensation Program, in the Registration Statement (Form S-8 No. 33-34816) pertaining to The Liberty Corporation and Adopting Related Employers' 401(k) Thrift Plan, in the Registration Statement (Form S-8 No. 33-34814) pertaining to the Cosmos Profit Sharing Retirement Plan and Trust, and in the Registration Statement (Form S-8 No. 33-34815) pertaining to The Liberty Corporation Profit Sharing Plan and Trust of our report dated February 9, 1996 with respect to the consolidated financial statements and schedules of The Liberty Corporation included and incorporated by reference in the annual report on Form 10-K and our report dated March 8, 1996 with respect to the financial statements and schedules included in the annual report on Form 11-K of The Liberty Corporation and Adopting Related Employers' 401(k) Thrift Plan for the year ended December 31, 1995.

                                                          /s/ Ernst & Young LLP



March 29, 1996



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                                                                      EXHIBIT 24


                          SPECIAL POWERS OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS that I, John R. Farmer, Director of The Liberty Corporation, do hereby appoint Martha G. Williams and R. David Black, or either of them, Special Attorney for me and in my name and on my behalf to sign the Annual Report on Form 10-K and any amendments thereto for The Liberty Corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, for each fiscal year ended December 31, and generally to do and to perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 2nd day of May, 1995.




                                              /s/  John R. Farmer
                                              -------------------
                                              John R. Farmer
                                              Director, The Liberty Corporation
                                              A South Carolina Corporation









     KNOW ALL MEN BY THESE PRESENTS that I, Benjamin F. Payton, Director of The Liberty Corporation, do hereby appoint Martha G. Williams and R. David Black, or either of them, Special Attorney for me and in my name and on my behalf to sign the Annual Report on Form 10-K and any amendments thereto for The Liberty Corporation to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, for each fiscal year ended December 31, and generally to do and to perform all things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 2nd day of May, 1995.




                                              /s/  Benjamin F. Payton
                                              ---------------------------------
                                              Benjamin F. Payton
                                              Director, The Liberty Corporation
                                              A South Carolina Corporation




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